UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2023

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On December 22, 2023, iBio CDMO LLC (“Borrower”), a wholly owned subsidiary of iBio, Inc. (the “Company”) and Woodforest National Bank (“Woodforest”) entered into the Eighth Amendment (the “Eight Amendment”) to the Credit Agreement, which was entered into on November 1, 2021, as previously amended as of October 11, 2022, February 9, 2023, February 20, 2023, March 24, 2023, May 10, 2023, September 18, 2023, and October 4, 2023 (the “Credit Agreement”), which amendment among other things, amends the Credit Agreement to: (i) set the maturity date of the term loan (the “Maturity Date”) to the earlier of (a) March 29, 2024, or (b) the acceleration of maturity of the term loan in accordance with the Credit Agreement; (ii) reduce the interest rate from 5.25% to 4.5% and increase the payment in kind from 3% to 4.5%; and (iii) permit the Company, so long as no Potential Default or Default (as such terms are defined in the Credit Agreement) exists to make a withdrawal from the Reserve Funds Deposit Account (as defined in the Credit Agreement) so long as Borrower maintains a minimum balance of $900,000 until Payment in Full (as defined in the Credit Agreement). The Eighth Amendment provides that the Borrower will use its best efforts to consummate and close a sale of the Collateral (as defined in the Credit Agreement) on or before the Maturity Date. The amendment also increased the fees payable by Borrower to Woodforest by $10,000.  Accordingly, per the amendment, on the earlier of (a) the closing of the sale of the Collateral, or (b) the Maturity Date, the Borrower will pay Woodforest a fee in the amount of $155,000.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01.   Regulation FD Disclosure.

On December 26, 2023, the Company issued a press release announcing iBio CDMO LLC and Woodforest entered into the Eighth Amendment to the Credit Agreement. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1*	Eighth Amendment to Credit Agreement dated December 22, 2023 between iBio CDMO LLC and Woodforest National Bank
99.1**	Press Release, issued by iBio, Inc., dated December 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: December 26, 2023	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	General Counsel and Corporate Secretary